UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 PROXY STATEMENT

                             PURSUANT TO SECTION 14A
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ X]     Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only [as permitted by Rule
         14a-6(e)(2)]
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-12


                              ALLIED RESOURCES INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

         [ X]     No fee required.
         [        ] Fee computed on table below per Exchange Act Rules
                  14a-6(i)(4) and 0-11. 1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid: $0.00

         [   ]    Fee paid previously with preliminary materials.
         [        ] Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1) Amount Previously Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed:

1
                             ALLIED RESOURCES, INC.
                               1403 East 900 South
                           Salt Lake City, Utah 84105


July 22, 2003


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Allied Resources, Inc. ("Corporation") to be held at 10:00 a.m. on Friday the 29th of August 2003 at 595 Howe Street, 10th Floor, Vancouver, British Columbia, Canada. Please find enclosed a Notice of Annual Meeting, a Proxy Statement describing the business to be transacted at the meeting, a proxy form for use in voting at the meeting and our annual report.

At the Annual Meeting, you will be asked (i) to elect three nominees to the Corporation's board of directors; (ii) to approve management's decision to appoint Jones Simkins L.L.P. as the independent auditors for the Corporation for the fiscal year ending December 31, 2003; (iii) to grant to the board of directors the authority to adopt a stock option plan if it deems such action to be in the best interests of the Corporation; and (iv) to act upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of Annual Meeting and Proxy Statement fully describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Yours faithfully,


-------------------
Ruairidh Campbell
President and Director

1
                             ALLIED RESOURCES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that an Annual Meeting of Stockholders of Allied Resources Inc. ("Corporation") will be held at 10:00 a.m. on Friday the 29th of August, 2003 at 595 Howe Street, 10th Floor Vancouver, British Columbia V6C 2T5, Canada. At the Annual Meeting, stockholders will vote on the following matters:

(1) Electing three nominees to serve as directors for terms of one year or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal from office;
(3) Approving management's decision to appoint Jones Simkins L.L.P. as the Corporation's independent auditors for the fiscal year ending December 31, 2003;
(3) Granting to the board of directors the authority to adopt a stock option plan if it deems such action to be in the best interests of the Corporation; and
(4) Transacting such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on July 18th, 2003, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to notice of and to vote at the Annual Meeting will be maintained at the Corporation's principal executive offices during ordinary business hours for a period of ten days prior to the Annual Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during this time. The stockholders list will also be produced at the time and place of the Annual Meeting and will be open during the whole time thereof.

By Order of the Board of Directors
/s/ Ruairidh Campbell
-----------------------
Ruairidh Campbell, President

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED TO COMPUTERSHARE TRUST COMPANY OF CANADA, 9TH FLOOR, 100 UNIVERSITY AVENUE, TORONTO, ONTARIO M5J 2Y1. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

NON-NORTH AMERICAN STOCKHOLDERS, PLEASE RETURN YOUR EXECUTED PROXY TO COMPUTERSHARE BY FAX TO 1-(416) 263-9524. NORTH AMERICAN STOCKHOLDERS MAY ALSO RETURN EXECUTED PROXIES BY FAX TO COMPUTERSHARE AT 1-(886) 249-7775.

IF YOU HOLD YOUR SHARES IN "STREET-NAME," PLEASE NOTE THAT ONLY YOUR BROKERAGE FIRM OR BANK CAN SIGN A PROXY ON YOUR BEHALF, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY IN FAVOR OF THE MATTERS PRESENTED IN THE PROXY STATEMENT.

                             ALLIED RESOURCES, INC.
                               1403 East 900 South
                           Salt Lake City, Utah 84105


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Allied Resources Inc. ("Corporation") to be held on Friday, the 29th day of August, 2003 at 10:00 a.m. local time at 595 Howe Street, 10th Floor, Vancouver, British Columbia, Canada, and at any and all adjournments thereof. The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see "Solicitation Procedures."

When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of the board of directors' nominees as directors and in favor of the other proposals set forth in the Proxy Statement.

This Proxy Statement is first being mailed to stockholders on or about July 22nd, 2003.

MATTERS TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon three proposals at the Annual Meeting.

The first proposal is to elect Ruairidh Campbell to serve a term of one year or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal from office, to elect Dr. Stewart Jackson to serve a term of one year or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal from office and to elect Dr. Nafi Onat to serve a term of one year or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal from office.

Ruairidh Campbell has served as a director of the Corporation since June 1998 and, if elected has indicated his willingness to remain in such capacity. Dr. Stewart Jackson has served as a director of the Corporation since June of 1998 and, if elected, has indicated his willingness to remain in such capacity. Dr. Nafi Onat, if elected, has indicated his willingness to serve and would be, in the opinion of management, a valuable addition to the Corporation's board of directors.

The second proposal is to approve management's decision to appoint Jones Simkins L.L.P. as the Corporation's independent auditors for the fiscal year ending December 31, 2003. Jones Simkins L.L.P. has served as the Corporation's auditors since July 26, 2002 and its continued service as the Corporation's auditors is presented for approval herein.

The third proposal is to grant to the board of directors the authority to adopt a stock option plan if it deems such action to be in the best interests of the Corporation. Any stock option plan adopted would be implemented to act as an incentive to key officers, directors, employees and consultants whose services to the Corporation might positively impact its future success.

RECORD DATE

The Corporation's securities entitled to vote at the Annual Meeting consist of common stock, par value $0.001 per share. Only stockholders of record at the close of business on July 18th, 2003 are entitled to notice of and to vote at the Annual Meeting. At the record date, the Corporation had 5,666,691 outstanding shares of common stock which were owned by approximately 107 stockholders of record. The holders of record of common stock on the record date will be entitled to one vote per share on all matters including the election of directors.

Properly executed proxies received in time for the Annual Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the proposal to elect each of the stated nominees to the board of directors for a one year term or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office, FOR the appointment of Jones Simkins L.L.P. as the independent auditors for the Corporation for the fiscal year ending December 31, 2003, and FOR the grant to the board of directors of the authority to adopt a stock option plan if it deems such action in the best interests of the Corporation. At the date of this Proxy Statement, management of the Corporation knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with his best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of one third of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of any proposal to be voted upon at the Annual Meeting.

Shares abstaining or withheld from voting, as well as broker "non-votes," are counted as shares represented at the Annual Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker "non-votes," will have the effect of a vote against the proposals. The term broker "non-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation's common stock. The costs of soliciting proxies will be paid by the Corporation (under $5,000).

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to Computershare Trust Company of Canada, 9th Floor, 100 University Ave., Toronto, ON, M5J 2Y1 or forwarded by facsimile to either 1-(416) 263-9524 for Non-North American stockholders or 1-(886) 249-7775 for North American stockholders.

Please complete, date, sign and return the accompanying proxy promptly.

                    IT IS IMPORTANT THAT PROXIES BE RETURNED
                     PROMPTLY. THE CORPORATION URGES YOU TO
                       COMPLETE, DATE, SIGN AND RETURN THE
                     ACCOMPANYING PROXY, NO MATTER HOW LARGE
                          OR SMALL YOUR HOLDING MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of July 18, 2003 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of July 18th, there were 5,666,691 shares of common stock issued and outstanding.

------------------------- --------------------------------- ----------------- ------------------ ------------------
TITLE OF                  NAME AND ADDRESS OF BENEFICIAL    NUMBER OF SHARES  NATURE OF          PERCENTAGE
CLASS                     OWNER                                               OWNERSHIP
------------------------- --------------------------------- ----------------- ------------------ ------------------
------------------------- --------------------------------- ----------------- ------------------ ------------------
                          Ruairidh Campbell, president/     455,000*          LEGAL              8%
                          chief financial officer/
                          director
Common Stock              600 Westwood Terrace
                          Austin, Texas 78746
------------------------- --------------------------------- ----------------- ------------------ ------------------
------------------------- --------------------------------- ----------------- ------------------ ------------------
Common Stock              Dr. Stewart Jackson, director     10,000**          LEGAL              < 1%
                          1183 Ross Road
                          Bard, California 92222

------------------------- --------------------------------- ----------------- ------------------ ------------------
------------------------- --------------------------------- ----------------- ------------------ ------------------
                          Hartmut Henning, director
Common Stock              2837 West 3rd Avenue .            0                 LEGAL              0%
                          Vancouver, B.C V6K 1M8
------------------------- --------------------------------- ----------------- ------------------ ------------------
------------------------- --------------------------------- ----------------- ------------------ ------------------
Common Stock              Directors and Executive           465,000           LEGAL              8%
($0.0001) par value       Officers as a Group
------------------------- --------------------------------- ----------------- ------------------ ------------------

* The 455,000 common shares attributable to Mr. Campbell include 355,000 shares held in escrow by the Corporation's transfer agent.

** The 10,000 common shares attributable to Dr. Jackson include 10,000 shares held in escrow by the Corporation's transfer agent


                                       6



PROPOSAL ONE--ELECTION OF DIRECTORS

The Corporation's articles of incorporation provide that each nominee elected to the Corporation's board of directors serve for a one year term or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal from office. The Corporation proposes to elect Ruairidh
Campbell, Dr. Stewart Jackson and Dr. Nafi Onat to the board of directors to serve for one year terms or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office. Set forth below is certain information concerning the nominees:

Ruairidh Campbell

On June 6, 1998, Mr. Campbell was elected as a director and subsequently appointed as an officer of the Corporation. He estimates that he spends approximately 10 hours per week on the Corporation's business. He also has significant responsibilities with other companies, as detailed in the following paragraph. Should Mr. Campbell be elected, he will serve until the next annual meeting of the Corporation's stockholders or until his successor is elected and qualified.

Mr. Campbell graduated from the University of Texas at Austin with a Bachelor of Arts in History and then from the University of Utah College of Law with a Juris
Doctorate with an emphasis in corporate law, including securities and taxation.
Over the past five years he has been an officer and director of several public companies: InvestNet, Inc. a mineral resource exploration company from February
2000 to present (president, chief financial officer, director), Montana Mining
Corp. a mineral resource exploration company from December 1999 to present
(president, chief financial officer, director), Star Energy Corporation an oil and gas production company from December 1999 to present (chief financial officer, director), NovaMed, Inc. a former manufacturer of medical devices from 1995 to present (president, chief financial officer, director), EnterNet, Inc. a former internet vitamin retailer from February 2000 to July 2001 (president, chief financial officer, director) and Bren-Mar Minerals, Ltd. a mineral resource development company from 1995 to May 2001 (president, chief financial officer, director).

Dr. Stewart Jackson

On June 6, 1998,  Dr.  Jackson was  elected as a director  of the  Corporation.
Should Dr. Jackson be elected, he will serve until the next annual meeting of the Corporation's stockholders or until his successor is elected and qualified.

Dr. Jackson graduated from the University of Western Ontario with a Bachelor of Science in Geology, obtained a Master of Science degree from the University of Toronto in Stratigraphy and Mineral Deposits and earned a Ph.D. in Stratigraphy and Economic Geology from the University of Alberta. He is actively involved in the exploration and development of both base and precious metal deposits in a wide range of environments for both large and small companies. Over the past five years he has been an officer and director of several public companies:
Monument Resources, Inc. an oil and gas development company from 1998 to present
(director), Little Squaw Gold Mining, Co. a mineral resource exploration company from 1990 to present (vice-president, director), Montana Mining Corp. a mineral resource exploration company from 2002 to present (director), Iconet, Inc. a mineral resource exploration company from 2001 to present (director), Continental Precious Minerals, Ltd. a mineral resource exploration company from 1989 to present (director), Canadian Metals Exploration Ltd. a mineral resource exploration company from 1997 to present (president, director), World Ventures, Inc. a mineral resource exploration company from 1992 to present
(vice-president, director), Starfire Minerals Ltd. a mineral resource exploration company from 1997 to present (director), Inspiration Mining Ltd. a mineral resource exploration company from 2002 to present (president and director), and InvestNet, Inc. a mineral exploration company from 2000 to 2002
(director).

                                       7


Dr. Nafi Onat

On August 29, 2003, Dr. Nafi Onat will seek election as a director of the Corporation. Should Dr. Onat be elected, he will serve until the next annual meeting of the Corporation's stockholders and his successor is elected and qualified.

Dr. Onat graduated from the Middle East Technical University with Bachelor of
Science and Master of Science degrees in Petroleum Engineering and then from the Colorado School of Mines with a Doctorate in Petroleum Engineering. Dr. Nafi's experience includes the position of manger of operations for Wenner Petroleum
Corporation, a Denver based oil and gas producer and as a consultant for Resource Services International, a petroleum engineering consulting firm located in Denver. Since 1997, Dr. Onat has worked as a consultant for his own consulting firm, Sure Engineering, L.L.C. Dr. Onat's current consulting work includes domestic and international coal bed methane projects, reserve evaluations, well completions and production optimization. Over the past five years, Dr. Onat has been an officer and director of one public company, Star
Energy Corporation, an oil and gas production company from November 2002 to present (president, director).

Required Vote and Recommendation

A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve if elected. If either nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the board of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED
               ELECTION OF RUAIRIDH CAMPBELL, DR. STEWART JACKSON
                  AND DR. NAFI ONAT TO THE BOARD OF DIRECTORS.

PROPOSAL TWO--APPROVAL OF MANAGEMENT'S APPOINTMENT OF INDEPENDENT AUDITORS

The board of directors has appointed Jones Simkins L.L.P. as the independent auditors engaged to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2003. The board of directors has determined that it would be desirable to request that the stockholders approve such appointment. Jones Simkins L.L.P. has served as the Corporation's auditors since July 26, 2002.

The board of directors has the responsibility for selecting the Corporation's independent auditors, and stockholder approval is not required. However, the selection is being submitted for approval at the Annual Meeting with a view towards soliciting the opinions of stockholders, which the board of directors will take into consideration in future deliberations. If the appointment of Jones Simkins L.L.P. is not approved at the Annual Meeting, the board of directors will consider the engagement of other independent auditors. The board of directors may terminate the engagement of Jones Simkins L.L.P. as the Corporation's independent auditors without the approval of the Corporation's stockholders whenever the board of directors deems termination necessary or appropriate.

                                       8



Required Vote and Recommendation

Approval of the appointment of Jones Simkins L.L.P. as the Corporation's independent auditors for the fiscal year ending December 31, 2003, requires the number of votes cast in favor of the action to exceed the number of votes cast in opposition to the action. Absentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of Jones Simkins
L.L.P. Shares represented by proxies will be voted for the approval of Jones
Simkins L.L.P. as the Corporation's independent auditors for the fiscal year ending December 31, 2003, unless authority to do so is withheld.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                     RECOMMENDS A VOTE "FOR" THE APPOINTMENT
                         OF JONES SIMKINS L.L.P. AS THE
                     CORPORATION'S INDEPENDENT AUDITORS FOR
                       THE FISCAL YEAR ENDING DECEMBER 31,
                                      2003.

PROPOSAL THREE - GRANTING TO THE BOARD OF DIRECTORS THE AUTHORITY TO ADOPT A
STOCK OPTION PLAN IF IT DEEMS SUCH ACTION TO BE IN THE BEST INTERESTS OF THE
CORPORATION

Management seeks stockholder approval of the proposal to grant to the board of directors the authority to adopt a stock option plan if it deems such action to be in the best interests of the Corporation, the filing and form of which being at the sole discretion of the Corporation's board of directors, subject to regulatory approval, in compliance with the policies of the TSX
Venture Exchange.

The prospective stock option plan would (i) reserve the maximum number of common shares that may be granted under a stock option plan (equal to 10% of the issued and outstanding common shares of the Corporation from time to time) until the next annual meeting of the Corporation; (ii) specify that the exercise price for any option granted under the stock option plan be not less than the fair market value of the applicable common shares on the date of grant; (iii) specify that the stock options issued pursuant to the stock option plan are non-transferable;
(iv) specify that in no event may the maximum number of shares reserved for any one individual under the stock option plan exceed 5% of the issued and outstanding share capital of the Corporation; and (v) specify that in no event may the maximum number of shares reserved under the stock option plan for any one consultant or employee conducting investor relations activities exceed 2% of the issued and outstanding share capital of the Corporation; and furthermore, that the board of directors of the Corporation is authorized, in its sole discretion, to abandon or alter any portion of the stock option plan at any time without further approval of the stockholders of the Corporation.

REASONS FOR CREATING A STOCK OPTION PLAN

Stock options are an important part of compensation packages. The board of directors believes that the Corporation's ability to attract and retain the services of directors, officers, employees and consultants depends in great measure upon its ability to provide the kind of incentives that are derived from the ownership of stock and stock options offered by many other oil and gas production companies. The belief is validated by the fact that the Corporation compensates many of those that provide services to the Corporation at a level lower than that provided by competing companies. The board of directors believes that the Corporation will be placed at a serious competitive disadvantage in attracting and retaining capable employees and consultants at a critical time in its development unless the creation of a stock option plan is approved by the stockholders.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                  "FOR" GRANTING TO THE BOARD OF DIRECTORS THE
               AUTHORITY TO ADOPT A STOCK OPTION PLAN IF IT DEEMS
                 SUCH ACTION TO BE IN THE BEST INTERESTS OF THE
                                   CORPORATION

                                       9


BOARD OF DIRECTORS

Set forth below is certain information concerning the Corporation's board of directors.

------------------------------- -------- ------------------------------------------------ ----------------------------
Name of Director                Age      Title                                            Directors Term Ending
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Ruairidh Campbell               40       President, Chief Financial Officer, Director     2003
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Dr. Stewart Jackson             62       Director                                         2003
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Dr. Hartmut Henning             61       Director                                         2003
------------------------------- -------- ------------------------------------------------ ----------------------------

Ruairidh Campbell was elected to the Corporation's board of directors in June of 1998, and currently serves as a director, and as the Corporation's president and chief financial officer. Due to the nature of Mr. Campbell's position he has been involved in all aspects of the Corporation's development since his initial appointment.

 Dr. Stewart Jackson was elected to the Corporation's board of directors in June of 1998, and currently serves as a director.

 Dr. Hartmut Henning was elected to the Corporation's board of directors in August of 2001, and currently serves as a director. Dr. Hartmut is not seeking to be reelected for a new term.

Corporate Governance; Board Committees; and Meetings

Beginning in the second quarter of 2002, the Corporation began an initiative to evaluate its current corporate governance policies and practices and to institute changes in its corporate governance in order to comply with current and proposed corporate accountability standards required under the Sarbanes-Oxley Act of 2002. The results of that evaluation were a determination to form a standing audit committee comprised of Dr. Stewart Jackson and Dr.
Hartmut Henning. The Corporation further determined to form a compensation committee at such time as the composition of the board of directors is comprised of sufficient members to permit useful oversight of the actions of managerial directors.

The board of directors held two meetings during fiscal 2002. Various matters were however approved during fiscal 2002 and fiscal 2003 to date by the unanimous written consent of the board of directors.

Compensation of Directors

The Corporation's directors are not compensated for their services as directors.

                        PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the Securities and Exchange Commission, each director and nominee and certain executive officers, namely each of Ruairidh
Campbell, Dr. Stewart Jackson, and Dr. Hartmut Henning, may be deemed a
"participant" in the Corporation's solicitation of proxies. In the event any of these persons is deemed to be a participant, and without acknowledging that any such person is a participant, the Corporation furnishes the following information.

The principal business address of each of the directors and executive officers is 1403 East 900 South, Salt Lake City, Utah 84105. Except as set forth in this
Proxy Statement, to the knowledge of the Corporation, none of the directors or nominees of the Corporation or any other persons participating in this solicitation on behalf of the Corporation, or, with respect to items (ii),
(viii) and (ix) of this paragraph, any associate of



                                       10


the foregoing persons, (i) has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual  Meeting,  other than the  interest of the  director  nominees  in being  elected and each  director's  interest in the operations  of the  Corporation,  to the extent that each believes the proposals set forth herein may contribute favorably to the Corporation's operations,  (ii)
owns  beneficially,  directly or indirectly,  any securities of the Corporation, except  as set  forth in  "Security  Ownership  of  Certain  Beneficial  Owners,
Directors and Management," (iii) owns beneficially,  directly or indirectly, any securities  of any  parent  or  subsidiary  of the  Corporation,  (iv)  owns any securities of the Corporation of record but not beneficially,  (v) has purchased or sold any securities of the  Corporation  within the past two years,  (vi) has incurred  indebtedness for the purpose of acquiring or holding securities of the
Corporation within the past two years, (vii) is or has within the past year been a party to any  contract,  arrangement  or  understanding  with any person  with respect  to any  securities  of  the  Corporation,  except  for  any  employment agreement,  stock  option  grant  or  similar  agreement  with  respect  to  the information  described  in  "Executive  Compensation"  and  "Directors--Director
Compensation,"  (viii) has since the beginning of the Corporation's  last fiscal year, been indebted to the  Corporation or any of its  subsidiaries in excess of
$60,000,  (ix) has any  arrangement  or  understanding  with  respect  to future employment by the  Corporation  or any of its  affiliates or with respect to any future  transactions to which the Corporation or its affiliates will or may be a party or (x) has been  convicted  in a criminal  proceeding  (excluding  traffic violations  or similar  misdemeanors)  during the past ten years.  In  addition, except  as  set  forth  in  this  Proxy  Statement,  to  the  knowledge  of  the
Corporation,  none of the  directors  of the  Corporation  or any  other  person participating  in  this  solicitation  on  behalf  of the  Corporation,  nor any associates  of any of the foregoing  persons,  has had or is to have a direct or indirect material  interest in any transaction or proposed  transaction with the
Corporation in which the amount involved  exceeds $60,000 since the beginning of the Corporation's last fiscal year. Each such person's  principal  occupation or
employment,   and  the  name  and  principal  business  of  any  corporation  or organization  in which such  employment  is  carried  on,  are  disclosed  under
"Directors" and "Executive Officers."

EXECUTIVE COMPENSATION

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or employee of the Corporation during the years 2002, 2001 and 2000. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Corporation's chief executive officer over the last three years.
                           SUMMARY COMPENSATION TABLE

---------------------- ------------------------------------ ---------------------------------------------------------
                                Annual Compensation         Long Term Compensation
---------------------- ------------------------------------ ---------------------------------------------------------
----------------------------------------------------------- ---------------------------- ----------------------------
                                                            Awards                                 Payouts
----------------------------------------------------------- ---------------------------- ----------------------------
-------------- ------- --------- -------- ----------------- ------------- -------------- ---------- -----------------
  Name and      Year    Salary    Bonus     Other Annual     Restricted    Securities    LTIP          All Other
  Principal              ($)       ($)      Compensation       Stock       Underlying     payouts     Compensation
  Position                                      ($)           Award(s)       Options        ($)           ($)
                                                                ($)          SARs(#)
-------------- ------- --------- -------- ----------------- ------------- -------------- ---------- -----------------
-------------- ------- --------- -------- ----------------- ------------- -------------- ---------- -----------------
  Ruairidh      2002    24,000      -            -               -              -            -             -
  Campbell      2001    24,000      -            -               -              -            -             -
  President     2000    24,000      -            -            355,000*          -            -             -


-------------- ------- --------- -------- ----------------- ------------- -------------- ---------- -----------------


* The 355,000 shares shown represent the Corporation's grant of escrow shares.

Option Grants in Last Fiscal Year

No stock option grants were made to executive officers during fiscal 2002.

                                       11



Executive Consulting Agreement

In June of 1998, the Corporation entered into a consulting agreement with Mr.
Ruairidh Campbell for an initial one-year term that is renewable without notice.
The agreement requires the Corporation pay Mr. Campbell $2,000 a month for his services. The consulting agreement was renewed again in June of 2003, for a one year term.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit Fees. The aggregate fees billed to the Corporation for professional services rendered by Jones Simkins L.L.P. for the audit of the Corporation's annual financial statements for the fiscal years ended December 31, 2002 and 2001, and for the review of the financial statements included in the Corporation's Form 10-Q for the quarter ended March 31, 2003 were $25,146.

All Other Fees. The aggregate fees billed to the Corporation for services rendered by Jones Simkins L.L.P., other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2002, were $9,846.

                                 OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation's executive officer and directors, and beneficial owners of more than 10% of the common stock, are required to file initial reports of ownership and reports of changes of ownership of the common stock with the Securities and Exchange Commission. The Securities and Exchange Commission rules require such person to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Corporation believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred during the fiscal year ended December 31, 2002, except that Mr. Ruairidh Campbell and Dr. Stewart Jackson failed to file a Form
3 evidencing their election to the board of directors in June of 1998 and Dr.
Hartmut Henning failed to file a Form 3 evidencing his election to the board of directors in August of 2001.





                                       12








                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Pursuant to the Corporation's bylaws, in order to nominate persons for election to the board of directors at the 2004 Annual Meeting of the Corporation's stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2004 Annual Meeting, a stockholder must deliver written notice to the secretary of the Corporation at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the first anniversary of this Annual Meeting;
provided, however, that in the event that the date of the 2004 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, the notice must be delivered not earlier than 120 days prior to the 2004 Annual
Meeting and not later than the later of (a) 90 days prior to such meeting or (b) the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. If the board of directors, however, proposes to increase the number of directors at the 2004 Annual Meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 10 days prior to the last date that a stockholder notice may be timely delivered pursuant to the immediately preceding sentence, then a stockholder's notice must be delivered to the secretary of the Corporation at the principal executive offices of the Corporation not later than 10 days following the date of such public announcement. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.

                                 ANNUAL MEETING

A copy of the Corporation's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002 accompanied this Proxy Statement. This Annual Report on
Form 10-K does not form any part of the materials for the solicitation of proxies. Additional copies of the Annual Report on Form 10-K/A will be sent to any stockholder without charge upon written request addressed to: Allied
Resources  Inc.  1403 East 900 South,  Salt Lake City,  Utah  84105,  Attention:
Corporate Secretary.

By Order of the Board of Directors

/s/ Ruairidh Campbell
---------------------------
Ruairidh Campbell, President and Chief Financial Officer

Salt Lake City, Utah
July 22, 2003

            STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN
THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.


                                       13



Error! Unknown document property name.
                                                                       Proxy




ANNUAL GENERAL MEETING OF STOCKHOLDERS OF
                     Allied Resources, Inc. ("Corporation")

TO BE HELD AT 10th Floor, 595 Howe Street, Vancouver, B.C.

ON Friday, August 29, 2003, AT 10:00 AM


The undersigned member ("Registered Stockholder") of the Corporation hereby appoints, Ruairidh Campbell, a Director of the Corporation, or failing this person, Dr. Stewart Jackson, a Director of the Corporation, or in the place of the foregoing, , as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Stockholders of the Corporation (the
"Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the Registered Stockholder as specified herein.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: ______________________________________

DATE SIGNED: ___________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement)

================================================== ========== ========== ==========

                                                        For   Against    Withhold
-------------------------------------------------- ---------- ---------- ----------
-----------------------------------------------------------------------------------
 1.     To elect Ruairidh Campbell as Director
-----------------------------------------------------------------------------------
        To elect Dr. Stewart Jackson as Director
-----------------------------------------------------------------------------------
        To elect Dr. Nafi Onat as Director
-----------------------------------------------------------------------------------
 2.     Appointment of Jones Simpkins L.L.P.
        as auditors for the Company
-----------------------------------------------------------------------------------
 3.     To grant the Corporation's board of
        directors the authority to create a stock
        option plan
-----------------------------------------------------------------------------------
 4.     To grant the proxyholder authority to
        vote at his/her discretion on any other
        business or amendment or variation to the
        previous resolutions
-----------------------------------------------------------------------------------


                      THIS PROXY MUST BE SIGNED AND DATED.

                     SEE IMPORTANT INSTRUCTIONS ON REVERSE.







INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This Proxy is solicited by the Management of the Corporation.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by Computershare Trust Company of Canada.

4. A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.       A Registered Stockholder  who is not able to attend the Meeting in
                                   ------------------
         person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Stockholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered
     Stockholder had specified an affirmative vote;

     OR

     (b) appoint another proxyholder, who need not be a Registered Stockholder of the Corporation, to vote according to the Registered Stockholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered
     Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person.
     To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

===================================================================================================================================
  To be represented at the Meeting, voting instructions must be deposited at the office of "COMPUTERSHARE TRUST COMPANY OF CANADA" no later than forty eight
    ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting or adjournment thereof, or be accepted by the Chairman of the Meeting prior to the commencement of the Meeting.
===================================================================================================================================
                                                        The mailing address is:
          Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1
                       Fax: Within North America: 1-(866) 249-7775 Outside of North America: 1- (416) 263-9524.
